Exhibit 99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joel W. Looney, President of Boulder Growth & Income Fund, Inc. (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 3, 2022	/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not being incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing.

I, Jill Kerschen, Treasurer and Principal Financial Officer, Vice President of Boulder Growth & Income Fund, Inc. (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 3, 2022	/s/ Jill Kerschen
Jill Kerschen, Treasurer
(Principal Financial Officer)

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not being incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing.